SkyHarbour

2024 Q3 Earnings Webcast

November 12th, 2024


SkyHarbou

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future. Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



WILL WHITESELL

Chief Operating Officer



MICHAEL SCHMITT

Chief Accounting Officer



TIM HERR

Treasurer and VP Finance



MARTY KRETCHMAN

Senior VP Airports

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Step Function: SJC, Q2 2024

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



200
150
100
50
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24

QUARTERLY REVENUES

(In millions)



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24

OPERATING EXPENSES

(In millions)



4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24

SG&A

(In millions)



5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24

OPERATING RESULTS

(In millions)



0
-1
-2
-3
-4
-5
-6
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24

NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)



0
-2
-4
-6
-8
-10
-12
-14
-16
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP 1

Expected to Surpass DSCRs assumed at 2021 Issuance at Stabilization

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



200
150
100
50
0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

QUARTERLY REVENUES

(In millions)



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

OPERATING EXPENSES

(In millions)



2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

SG&A

(In millions)



1.0
0.8
0.6
0.4
0.2
0.0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

OPERATING RESULTS

(In millions)



1.1
0.6
0.1
-0.4
-0.9
-1.4
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES

(In millions)



3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

SkyHarbour

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Ground Leases – Operating Lease Accounting

EXAMPLE PORTFOLIO LEASE



Lease Payment
Lease Expense
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
5/1/2022
4/1/2023
3/1/2024
2/1/2025
1/1/2026
12/1/2026
11/1/2027
10/1/2028
9/1/2029
8/1/2030
7/1/2031
6/1/2032
5/1/2033
4/1/2034
3/1/2035
2/1/2036
1/1/2037
12/1/2037
11/1/2038
10/1/2039
9/1/2040
8/1/2041
7/1/2042
6/1/2043
5/1/2044
4/1/2045
3/1/2046
2/1/2047
1/1/2048
12/1/2048
11/1/2049
10/1/2050
9/1/2051
8/1/2052
7/1/2053
6/1/2054
5/1/2055
4/1/2056
3/1/2057
2/1/2058
1/1/2059
12/1/2059
11/1/2060
10/1/2061
9/1/2062
8/1/2063
7/1/2064
6/1/2065
5/1/2066
4/1/2067
3/1/2068
2/1/2069
1/1/2070
12/1/2070
11/1/2071

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Summary of Significant Non-cash Expenses

THREE MONTHS ENDED SEPTEMBER 30, 2024

(In millions)



0.0
-5.0
-10.0
-15.0
-20.0
-25.0
FV of Warrants
Depreciation
Stock-based Compensation
Non-cash lease expense
Net Loss

NINE MONTHS ENDED SEPTEMBER 30, 2024

(In millions)



0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
-35.0
-40.0
FV of Warrants
Depreciation
Stock-based Compensation
Non-cash lease expense
Net Loss

SITE ACQUISITION

Accelerated Acquisition Pace: Short-Term Investment Drives Long-Term Value


Potential Revenue Opportunity at SHER Stabilization
$200mm
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Sep-23
Pre – Q3 2023 Leases SGR, OPF, BNA, APA, DVT, ADS
Oct-23
PWK
Nov-23
Dec-23
BDL
POU
Jan-24
Feb-24
Mar-24
SJC
ORL
Apr-24
May-24
SWF
IAD
Jun-24
Jul-24
Aug-24
SLC
Existing Field Expansion
Q4-24, 2025
Airfield by Expected Lease Commencement Date

Note: Revenue figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).
Important Note: *All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

SkyHarbour

DEVELOPMENT

Site Acquisition Wins Drive Need for Growing Development Capacity

	Fields Nearing Completion				
	Construction		Stabilization		Full Operation
	Start	End	Start	End	
DVT Phase 1	Q4-22	Q1-25	Q1-25	Q3-25	Q3-25
APA Phase 1	Q4-22	Q1-25	Q1-25	Q3-25	Q3-25
ADS Phase 1	Q4-23	Q1-25	Q1-25	Q3-25	Q3-25


Projected Airfield Phase Starts and Completions
Total Phases
22
20
18
16
14
12
10
8
6
4
2
0
2025
2026
2027
2028
Construction Starts
Construction Completions

The constructions starts and completions is intended to align with previous guidance regarding timing of future site acquisitions. While we seek additional airfields, any incremental fields acquired beyond such guidance are not reflected in the table above. Our projections associated with the commencement and completion of construction of our properties in development are inherently subjective and require judgement to estimate. We believe that our estimates of timelines are subject to variability based on various factors including, but not limited to, changes in anticipated site plans, hangar mix, hangar specifications, and general market conditions.

HIGH GROWTH AND LOWER COST OF CAPITAL

U.S. TREASURIES AND CASH

(In thousands)



$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
~$110.4 Million
~$185.5 Million
$75,160*
$36,205
$74,167
Cash
Treasuries
Pro Forma PIPE Proceeds*

*Includes $37.58 MM received on October 28th 2024. Assumes full subscription of options rights and second expected closing on December 20th 2024

SERIES 2021 BOND DEBT SERVICE

(In millions)



Bond Principal
Bond Interest (Millions)
14
12
10
8
6
4
2
0
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2054

SKY HARBOUR CAPITAL 2021 PABS PATH TO INVESTMENT GRADE

Continued rally in price and spread on our bonds

Protect Path to Exceed DSCR targets

Path to IG

- Ramp Up on Cash Flows in 2025
- Accretive Fields
- DeRisk New Projects
- Interim Financings
- Stronger Financial Covenants, as needed

Yield on 4.00% Bond due 2041



6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
4.80%
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024
6/1/2024
7/1/2024
8/1/2024
9/1/2024
2023
2024

Yield on 4.25% Bond due 2054



7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024
6/1/2024
7/1/2024
8/1/2024
9/1/2024
10/1/2024
11/1/2024
2023
2024

SkyHarbour

PERMANENT CAPITAL: KEY TO PRUDENT FUNDING OF GROWTH CAPITAL OPPORTUNISTICALLY

GROWTH CAPITAL

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

PIPEs

PROJECT LEVEL PARTNERSHIPS WITH REAL ESTATE/INFRASTRUCTURE FUNDS

GP/LP structures

Development Fees

Asset and operating management fees

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Dual Tracking Bank and Bond Solutions

Attractive Indicative Levels



Q3 Highlights

01

SITE ACQUISITION

- Expansion on existing fields
- POU Lease amendment increased term to 40 years



54' SETBACK
PARKING, TYP.
HANGAR 1
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
132' TYP
44' SETBACK
HANGAR 2
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
30' SETBACK
GSE
2,400 SF
RAMP
250' WIDE
167,500 SF
HANGAR 4
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
44' SETBACK
HANGAR 3
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
30' SETBACK
PARKING, TYP.
54' SETBACK

02

DEVELOPMENT

- Three projects set for delivery by Q1 2025
- 2 New projects targeted for delivery in 2025 (ADS2 and OPF2)
- Eleven additional project phases in development
- SH37 Prototype Design Complete
- Rapid Build configuration for SH production complete and re-starting full scale fabrication

03

LEASING

- Marquis residents onboarded
- Actual airport revenues exceeding forecasted revenues

04

OPERATIONS

- New field up and running
- Three additional fields in staff/equip/SOP ramp-up

NEXT TWELVE MONTHS



01
SITE ACQUISITION

Maximize revenue capture

- Focus = Best fields in USA
- Revised 2024-2025 acquisitions target

02
DEVELOPMENT

Scaling while reducing PSF cost

- Prototyping
- Process-management and Insourcing
- Vertical integration
- Economies of scale

03
LEASING

Capitalize on growing Sky Harbour brand

- Top residents in the country
- Expose more people to Sky Harbour offering
- Cater to critical players in flight department
  - Pilots, MX, S&D, Security Team

04
OPERATIONS

Laser-focus on the *Sky Harbour Resident*

- **Marty Kretchman:** Senior VP Airports
- Best safety security and efficiency – shortest *Time-to-Wheels-Up*
- Value-enhancing services and partnerships

SkyHarbour

QUESTIONS



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AVIATION • INFRASTRUCTURE • REAL ESTATE
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